3 Quarter 2008 Overview Exhibit 99.2 rd

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Forward Looking Statements
This presentation includes “forward-looking statements” within the meaning of the federal securities laws. Words such as “believes,” “estimates,”
“plans,” “expects,” “should,” “may,” “might,” “outlook,” “potential” and “anticipates,” the negative of these terms and similar expressions, as they relate to
The Colonial BancGroup, Inc. (BancGroup) (including its subsidiaries or its management), are intended to identify forward-looking statements. The forward-looking statements in this presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by such statements. In addition to factors mentioned elsewhere in this presentation or previously disclosed in BancGroup’s SEC reports (accessible on the SEC’s website at www.sec.gov or on BancGroup’s website at www.colonialbank.com), the following factors, among others, could cause actual results to differ materially from forward-looking statements and future results could differ materially from historical performance.
These factors are not exclusive:
losses to our loan portfolio are greater than estimated or expected;
an inability to raise additional capital on terms and conditions that are satisfactory;
the impact of current economic conditions on our ability to borrow additional funds to meet our liquidity needs;
economic conditions affecting real estate values and transactions in BancGroup’s market and/or general economic conditions, either nationally or regionally, that are less favorable then expected;
changes in the interest rate environment which expand or reduce margins or adversely affect critical estimates as applied, projected returns on investments, and fair values of assets;
deposit attrition, customer loss, or revenue loss in the ordinary course of business;
increases in competitive pressure in the banking industry and from non-banks;
costs or difficulties related to the integration of the businesses of BancGroup and institutions it acquires are greater than expected;
the inability of BancGroup to realize elements of its strategic plans for 2008 and beyond;
natural disasters in BancGroup’s primary market areas which result in prolonged business disruption or materially impair the value of collateral securing loans;
management’s assumptions and estimates underlying critical accounting policies prove to be inadequate or materially incorrect or are not borne out by subsequent events;
the impact of recent and future federal and state regulatory changes;
current or future litigation, regulatory investigations, proceedings or inquiries;
strategies to manage interest rate risk may yield results other than those anticipated;
changes which may occur in the regulatory environment;
a significant rate of inflation (deflation);
unanticipated litigation or claims;
acts of terrorism or war; and
changes in the securities markets.
Many of these factors are beyond BancGroup’s control. The reader is cautioned not to place undue reliance on any forward looking statements made by or on behalf of BancGroup. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. BancGroup does not undertake any obligation to update or revise any forward-looking statements.

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3rd Quarter 2008 Summary of Results
Strengthened loan loss reserve to 1.88% of net loans at 9/30/08 compared to 1.60% at 6/30/08
Net loss of $0.35 per share in the quarter
Core franchise remains solidly profitable
• Pre-tax, pre-provision core income of $51 million
• Net interest margin of 2.85% compared to 2.88% in the second quarter of 2008
Deposit balances increased 3% annualized over 6/30/08 and 9% over
9/30/07
Strong liquidity position: over $5 billion of excess borrowing capacity
Capital ratios remain significantly above regulatory “well capitalized”
limits at 9/30/08*:  Tier 1 Risk Based Capital of 10.00%, Total Risk Based
Capital of 14.17% and Tier 1 Leverage Ratio of 7.29%.  Tangible capital ratio remains strong at 6.43%
Suspension of quarterly dividend
*Estimated

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Credit Quality – 3   Quarter 2008
Aggressive management of problem loans
• Charged off $121 million in the third quarter (net), 3.17% of average net loans (annualized)
• Nonperforming assets increased by $269 million bringing nonperforming assets to 4.43% of loans, other real estate and repossessions
Provisions exceeded net charge-offs
• Further strengthened reserve to 1.88% of net loans at 9/30/08 versus 1.60% at 6/30/08
• Excess capital plus LLR cushion equal 173% of NPAs at 9/30/08
Problem credits remain primarily in residential related construction sector of loan portfolio
Highly qualified and experienced commercial workout group
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Loan Portfolio
At 9/30/08
($ in millions)
Business Line
Dollars
Outstanding
% of Total
Portfolio
Change
Since 6/30/08
Past Dues*
9/30/08 NPAs
% of
NPAs
Residential Construction $2,387.1 15.7% ($379.0) 3.72% $414.3 61.1%
Commercial Construction 2,624.9 17.3% (150.5) 2.26% 151.1 22.3%
Seasoned Commercial Real Estate 4,944.3 32.6% (30.4) 0.90% 58.6 8.6%
1-4 Family Permanent Real Estate 2,545.5 16.8% (28.5) 2.95% 46.5 6.9%
Commercial & Industrial 1,000.0 6.6% (60.6) 0.81% 6.0 0.9%
Mortgage Warehouse Lending 653.4 4.3% 73.1 0.00% 0.0 0.0%
Consumer & Other 470.4 3.1% 27.5 0.64% 1.2 0.2%
Nonaccrual Loans 542.8 3.6% 248.0
Total $15,168.4 100.0% ($300.4) 1.84% $677.7 100.0%
ORE $134.9
Total Loans Plus ORE $15,303.3
*Past due and still accruing.

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Scaled back lending / tightened underwriting standards in Florida beginning in May 2006 and ceased approvals altogether during 2Q 2007
Average loan size $556,000
Weighted average LTV was 75.7%
Identified and isolated problem credits
Personal guarantees attached to approximately 95% of portfolio
Texas comprises 20% of portfolio and continues to perform better than other markets
$560 million of the residential construction portfolio is unfunded (19% of total commitments)
Only 12% of our residential construction and condo loans have interest reserves, and of those loans, 25% are located in Texas, which has seen limited credit deterioration
Residential construction portfolio declined $379 million in 3Q 2008 to $2.4 billion
Residential Construction Portfolio Overview

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Total
Outstanding
Res.
Development
Builder
Lots
Consumer
Lots
Res.
Presold Res. Spec
Res.
Land
Condo
Construction
Florida 1,102 $              406 $                 57 $               75 $           60 $           143 $            178 $        183 $
Texas 476                     289                    29                   5                10              44                  84             15
Georgia 329                     168                    19                   1                18              82                  20             21
Alabama 292                     93                      38                   27              25              86                  16             7
Nevada 145                     49                      1                     2                23              20                  50             -
Other 43                       10                      1                     1                2                4                    12             13
Total 2,387 $              1,015 $             145 $             111 $         138 $         379 $            360 $        239 $
Residential Construction
(Excluding Nonaccruals)
By Location and Property Type at 9/30/08
15.7%-of-total-loan-portfolio---$2.387-billion
($ in millions)
Condo
Construction
$239
Res.
Development
$1,015
Res. Land
$360
Res. Spec
$379
Res. Presold
$138
Consumer
Lots
$111
Builder Lots
$145
Average Loan Size $556,000
LTV 75.7%

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Commercial Construction
(Excluding Residential, Condominium Construction and Nonaccruals)
By Location and Property Type at 9/30/08
17.3%-of-total-loan-portfolio---$2.625-billion
($ in millions)
Location
Alabama
$202.5
7.7%
Texas
$425.8
16.2%
Other
$357.3
13.6%
Georgia
$230.2
8.8%
Nevada
$306.5
11.7%
Florida
$1,102.6
42.0%
Average Loan Size $2.1 million
LTV 66.8%
Property Type
Commercial
Development
$392.7
15.0%
Commercial Lot
Inventory
$173.8
6.6%
Industrial
$26.0
1.0%
Warehouse
$99.1
3.8%
Retail
$374.1
14.3%
Other
$64.5
2.4%
Healthcare
$86.5
3.3%
Multi-family
$211.5
8.1%
Office
$201.0
7.7%
Lodging
$111.1
4.2%
Commercial Land
$884.6
33.6%

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Seasoned Commercial Real Estate
(Excluding Nonaccruals)
By Location and Property Type at 9/30/08
32.6% of total loan portfolio - $4.944 billion
($ in millions)
Location
Alabama
$585.4
11.8%
Texas
$436.4
8.8%
Other
$366.7
7.5%
Georgia
$320.8
6.5%
Nevada
$213.1
4.3%
Florida
$3,021.9
61.1%
Property Type
Healthcare
$418.0
8.5%
Lodging
$308.6
6.2%
Office
$1,080.9
21.9%
Multi-family
$436.3
8.8%
Retail
$1,114.4
22.5%
Warehouse
$713.2
14.4%
Other
$749.7
15.2%
Industrial
$123.2
2.5%
Average Loan Size $735,000
LTV 64.4%

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Excess Capital Position and Reserves
Provide Significant Loss Cushion
($ in millions)
Well
Actual* Capitalized
9/30/08 After tax Pre tax Ratios
Tier 1 Risk Based Capital 10.00% $738 $1,135 6.00%
Total Risk Based Capital 14.17% 770 1,185 10.00%
Tier 1 Leverage 7.29% 579 891 5.00%
Tangible Common Equity Ratio 5.27% N/A
Tangible Capital Ratio 6.43%
(1)
N/A
Balances
Loan Categories 9/30/08 (Excess Capital + Reserve)
NPAs $678 173%
NPAs + Still Accruing Past Due 90 $720 163%
Residential Construction Loans $2,387 49%
Capital in Excess of Well
Capitalized Minimums
Loss Absorption %s
1 Includes REIT pref
*Estimated.--
1 Includes REIT preferred stock.

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12/31/07
3/31/08
6/30/08
9/30/08
12/31/07
3/31/08
6/30/08
9/30/08
12/31/07
3/31/08
6/30/08
9/30/08

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Mortgage Warehouse Assets Loans,
Excl. Warehouse
Total Risk Weighted Assets
Active Balance Sheet Management
($ in millions)
53% -13%
-1% -4%
-5% 2%
-6%
-3%
-3%
*Estimated
$4,133
$4,420
$5,090
$3,325
$15,633
$20,158
$19,050
$19,716
$18,468*
$14,515
$14,888
$15,496

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Short Term Borrowings
4%
CD's > $100k
17%
Long Term Borrowings
17%
Brokered Deposits
7%
Core Deposits
55%
Retail franchise provides the most important source of funding
• Deposits comprise 78% of total funding and fund 70% of total assets
QTD Cost of Deposits: 2.53%
Loan to Deposit Ratio of 82%
No corporate debt maturities in 2008; only $42 million in 2009
Deposit Composition / Liquidity
Time
deposits
47%
Interest
bearing
transaction
accounts
28%
Brokered
time
deposits
9%
Non-
interest
bearing
transaction
accounts
16%
Total Deposits: $18.5 billion
at 9/30/08
Total Funding Position: $23.6 billion
at 9/30/08
As of September 30, 2008

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$8,323
$9,411
$9,918
$11,864
$15,483
$16,091
$16,935
$18,493
$18,544
$18,349
2001 2002 2003 2004 2005 2006 2007 9/30/07 6/30/08 9/30/08
Period End Deposits
13%
5%
20%
1 Excluding acquisitions
($ in millions)
31%
5 Year CAGR = 15%
2002 - 2007
123%
4%
15%
5%
NOTE: Growth percent is 9/30/07 to 9/30/08
9%
5%
1
1

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Net Interest Income and Margin
($ in millions)
Tax Equivalent
NII NIM
2Q08 $176.5 2.88%
Decrease in Earning Assets (9.2) -0.03%
Increase in MWL Pricing 4.3 0.07%
Impact of Increase in Nonperforming Assets (2.4) -0.04%
Decrease in Other Non Earning Assets 0.4 0.01%
Deposit Pricing (1.2) -0.02%
Swap Termination (1.4) -0.02%
Day Count 1.9
3Q08 $168.9 2.85%

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15 Supplemental Information

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Shareholders’ Equity
($ in millions)
3Q08 2Q08 1Q08 4Q07 3Q07
Beginning Shareholders' Equity 2,422.0 $         2,172.0 $         2,273.6 $         2,168.9 $         2,209.7 $
Net Income (Loss) (71.2)                 (9.0)                   24.8                  9.0                     69.4
Dividends (19.2)                 (19.2)                 (30.0)                 (28.6)                 (29.0)
Common Stock Offering and Issuances 1.4                     335.6                2.4                     103.0                2.3
Treasury Stock Purchases -                     -                     -                     -                     (100.7)
Change in Unrealized Gain (Loss) on Securities 55.9                  (59.0)                 (99.6)                 17.7                  15.7
Other Changes 0.1                     1.6                     0.8                     3.6                     1.5
Ending Shareholders' Equity 2,389.0 $         2,422.0 $         2,172.0 $         2,273.6 $         2,168.9 $

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Impact of Securities Fair Value Adjustment
($ in millions)
3Q08 2Q08 1Q08 4Q07 3Q07
Securities Available for Sale
     Cost basis
3,783.2 $      3,702.4 $      3,665.9 $      3,687.1 $   3,607.1 $
     Fair Value Adjustment
(163.7)           (249.7)           (172.4)           (5.8)           (33.9)
     At Fair Value
3,619.5 $      3,452.7 $      3,493.5 $      3,681.3 $   3,573.2 $
Fair Value Adjustment Percentage
-4.3% -6.7% -4.7% -0.2% -0.9%
Change in Fair Value Adjustment
86.0 $           (77.3) $          (166.6) $        28.1 $        23.2 $
Impact of FV Adjustment on Shareholders' Equity
At Period End
(106.4) $        (162.3) $        (103.3) $        (3.7) $        (21.4) $
Change During the Period
55.9 $           (59.0) $          (99.6) $          17.7 $        15.7 $

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Selected Average Balances
($ in millions)
3Q08 2Q08 3Q07 2Q08 3Q07
Earning Assets
23,607 $       24,576 $
21,584 $     -4% 9%
Loans, Net of Unearned Income
15,226          15,798
15,312        -4% -1%
Loans Held for Sale
2,235            2,953
1,637           -24% 37%
Securities
3,896            3,663
3,088           6% 26%
Resell Agreements and
Other Interest Earning Assets
2,250            2,162
1,547           4% 45%
Total Assets
26,080          27,016
23,873        -3% 9%
Total Deposits
18,449          18,973
16,682        -3% 11%
Noninterest Bearing Deposits
2,872            3,067
2,950           -6% -3%
Interest Bearing Transaction Accounts
5,515            6,309
6,412           -13% -14%
Time Deposits
10,062          9,597
7,320           5% 37%
Repurchase Agreements
510               522
562              -2% -9%
S/T Borrowings and Fed Funds
132               476
655              -72% -80%
L/T Debt
4,041            4,076
3,291           -1% 23%
Shareholders' Equity
2,374            2,411
2,176           -2% 9%
% Change

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Noninterest Income
($ in millions)
1 Core noninterest income was used in the calculation
% Change
3Q08 2Q08 3Q07 2Q08 3Q07
Service Charges on Deposit Accounts 19.6 $     19.3 $     19.4 $     2% 1%
Electronic Banking 5.2 5.3 4.9 -2% 6%
Other Retail Banking Fees 2.2 2.5 2.8 -12% -21%
Retail Banking Fees 27.0 27.1 27.1 0% 0%
Mortgage Banking Origination and Sales 8.1 8.0 3.2 1% 153%
Wealth Management Services 4.4 5.0 4.5 -12% -2%
Mortgage Warehouse Fees 1.5 1.2 5.9 25% -75%
Bank-Owned Life Insurance 4.7 5.2 5.1 -10% -8%
Other Income 6.0 6.2 7.2 -3% -17%
Core Noninterest Income 51.7 52.7 53.0 -2% -2%
Securities and Derivatives Gains (Losses), Net (6.1) 3.0 - -300% -100%
Total Noninterest Income 45.6 $     55.7 $     53.0 $     -18% -14%
Annualized Noninterest Income to Average Assets 0.79% 0.78% 0.88%
Noninterest Income to Total Revenue 23.7% 23.2% 21.3%
1
1

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Noninterest Expense
($ in millions)
1 Core noninterest income and core noninterest expense are used in the calculation
% Change
3Q08 2Q08 3Q07 2Q08 3Q07
Salaries and Employee Benefits 75.1 $  74.8 $  68.3 $  - 10%
Occupancy Expense of Bank Premises, Net 24.2 24.1 19.6 - 23%
Furniture and Equipment Expenses 15.2 15.1 13.2 1% 15%
Professional Services 7.2 7.8 5.0 -8% 44%
FDIC Insurance and Other Regulatory Fees 4.2 4.4 1.7 -5% 147%
Amortization of Intangible Assets 4.2 4.1 3.5 2% 20%
Electronic Banking and Other Retail Banking Expenses 3.5 4.1 5.8 -15% -40%
Loan and Other Real Estate Related Costs 4.5 4.5 1.2 - 275%
Communications 2.8 2.9 2.7 -3% 4%
Advertising 3.4 2.4 1.6 42% 113%
Postage and Courier 2.4 2.3 2.6 4% -8%
Loss on Equity Investments 5.0 1.7 0.7 194% 614%
Travel 1.6 1.5 1.6 7% 0%
Other Expenses 8.8 9.8 6.2 -10% 42%
Core Noninterest Expense 162.1 159.5 133.7 2% 21%
Severance Expense - 0.6 0.5 -100% -100%
Merger Related Expenses - - 0.8 - -100%
Net Losses Related to the Early Extinguishment of Debt 0.3 4.1 - -93% 100%
Total Noninterest Expense 162.4 $ 164.2 $ 135.0 $ -1% 20%
Efficiency Ratio 73.52% 69.59% 53.29%
Annualized Noninterest Expense to Average Assets 2.49% 2.36% 2.24%
1
1

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Other Loan Types
(Excluding Nonaccruals)
At-9/30/08-–-30.8%-of-total-portfolio---$4.669-billion
($ in millions)
Mortgage
Warehouse
Lending
$653.4
4.3%
1-4 Family
Permanent
Real Estate
$2,545.5
16.8%
Consumer &
Other
$470.4
3.1%
Commercial
& Industrial
$1,000.0
6.6%

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Weighted Average LTV
By-Property-Type-–-As-of-9/30/08
Property Type
Average
Weighted LTV Property Type
Average
Weighted LTV
All Construction 71.1% All Commercial Real Estate 64.4%
All Residential Construction 75.7%
Church or School 55.0%
Farm 61.0%
Builder Lots 78.7% Healthcare 65.8%
Condo Construction 67.3% Industrial 68.1%
Consumer Lots 74.5% Lodging 58.0%
Residential Development 73.3% Multifamily 70.0%
Residential Land 69.9% Office 66.4%
Residential Spec and Presold 84.9% Retail 64.3%
Warehouse 65.2%
Other 61.1%
All Commercial Construction 66.8%
Commercial Development 62.4%
1-4 Family Permanent Real Estate 73.0%
Commercial Land 57.8%
Commercial Lots 69.9%
Healthcare 64.2%
Industrial 80.9%
Lodging 71.5%
Multifamily 75.1%
Office 74.4%
Retail 74.5%
Warehouse 73.0%
Other 58.8%

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Nonperforming Assets by Property Type
and Location
At 9/30/08 – Total $677.7 million
($ in millions)
Property Type
C & I
$6.0
0.9%
Residential
Construction
$414.3
61.1%
Seasoned
Commercial
Real Estate
$58.6
8.6%
1-4 Family
Permanent
Real Estate
$46.5
6.9%
Commercial
Real Estate
Construction
$151.1
22.3%
Consumer &
Other
$1.2
0.2%
Location
Florida
$418.3
61.7%
Georgia
$59.6
8.8%
Nevada
$76.6
11.3%
Texas
$19.5
2.9%
Other
$3.2
0.5%
Alabama
$100.5
14.8%

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Location
Florida
$217.1
32.0%
Georgia
$57.0
8.4%
Nevada
$76.1
11.2%
Texas
$18.6
2.7%
Other
$2.3
0.4%
Alabama
$43.2
6.4%
Residential Construction NPAs
At 9/30/08 – Total $414.3 million (or 61.1% of total nonperforming assets)
($ in millions)
(note: percentages in above charts represent proportion to total NPAs)
Property Type
Builder Lots
$22.4
3.3%
Residential
Land
$55.6
8.2%
Residential
Spec and
Presold
$105.9
15.6%
Residential
Development
$137.6
20.3%
Consumer
Lots
$15.7
2.3%
Condo
Construction
$77.1
11.4%

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Location
Florida
$104.7
15.4%
Texas
$0.1
0.0%
Georgia
$0.7
0.1%
Alabama
$45.6
6.8%
Property Type
Commercial
Land
$101.9
15.0%
Lodging
$9.1
1.3%
Other
$3.3
0.6%
Commercial
Lots
$10.1
1.5%
Commercial
Development
$26.7
3.9%
Commercial Construction NPAs
(Excluding Residential and Condominium Construction)
At 9/30/08 – Total $151.1 million (or 22.3% of total nonperforming assets)
($ in millions)
(note: percentages in above charts represent proportion to total NPAs)

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Property Type
Industrial
$1.6
0.2%
Other
$16.1
2.3%
Warehouse
$8.5
1.3%
Retail
$3.6
0.5%
Multi-family
$18.5
2.7%
Office
$8.7
1.3%
Lodging
$1.2
0.2%
Healthcare
$0.4
0.1%
Location
Alabama
$3.8
0.5%
Georgia
$0.1
0.0%
Florida
$54.7
8.1%
Seasoned Commercial Real Estate NPAs
At 9/30/08 – Total $58.6 million (or 8.6% of total nonperforming assets)
($ in millions)
(note: percentages in above charts represent proportion to total NPAs)

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Net Charge-Offs by Property Type and
Location
Nine-Months-Ended-September-30,-2008-–-Total-$227.8-million
($ in millions)
Location
Florida
$186.2
81.7%
Georgia
$12.8
5.6%
Nevada
$8.7
3.8%
Texas
$1.6
0.8%
Other
$9.6
4.2%
Alabama
$8.9
3.9%
Property Type
C & I
$21.5
9.4%
Consumer &
Other
$8.3
3.7%
Commercial
Real Estate
Construction
$42.4
18.6%
1-4 Family
Permanent
Real Estate
$12.5
5.5%
Seasoned
Commercial
Real Estate
$12.5
5.5%
Residential
Construction
$130.6
57.3%

Residential Construction
Net Charge-Offs (YTD)
At 9/30/08 – Total $130.6 million (or 57.3% of total net charge-offs)
($ in millions)
Property Type Location
(note: percentages in above charts represent proportion to total net charge-offs)
Florida
$103.6
45.5%
Georgia
$12.0
5.3%
Nevada
$6.2
2.7%
Texas
$1.0
0.4%
Other
$3.2
1.4%
Alabama
$4.6
2.0%
Residential Spec
and Presold
$29.0
12.7%
Residential
Development
$57.9
25.4%
Condo
Construction
$23.9
10.5%
Consumer Lots
$1.9
0.8%
Builder Lots
$5.6
2.5%
Residential Land
$12.3
5.4%

Colonial BancGroup

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Location
Florida
$39.1
17.2%
Other
$0.7
0.3%
Alabama
$2.6
1.1%
Property Type
Commercial
Land
$22.4
9.8%
Office
$0.6
0.3%
Retail
$0.7
0.3%
Other
$1.3
0.6%
Lodging
$11.0
4.8%
Multi-family
$3.2
1.4%
Commercial
Lots
$0.5
0.2%
Commercial
Development
$2.7
1.2%
Commercial Construction
Net Charge-Offs (YTD)
(Excluding Residential and Condominium Construction)
At 9/30/08– Total $42.4 million (or 18.6% of total net charge-offs)
($ in millions)
(note: percentages in above charts represent proportion to total net charge-offs)

Colonial BancGroup

CNB LISTED NYSE

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Location
Alabama
$0.4
0.2%
Other
$0.3
0.1%
Georgia
$0.6
0.3%
Nevada
$0.3
0.1%
Florida
$10.9
4.8%
Seasoned Commercial Real Estate
Net Charge-Offs (YTD)
At 9/30/08– Total $12.5 million (or 5.5% of total net charge-offs)
($ in millions)
(note: percentages in above charts represent proportion to total net charge-offs)
Property Type
Industrial
$0.2
0.1%
Office
$1.8
0.8%
Retail
$1.6
0.6%
Other
$5.4
2.4%
Warehouse
$2.9
1.3%
Multi-family
$0.6
0.3%

Colonial BancGroup

CNB LISTED NYSE

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Diversified Seasoned Commercial Real
Estate Portfolio
As of 9/30/08
($ in thousands)
Property Type Total Exposure Central FL West Coast  FL South FL Panhandle FL Northern FL Alabama Georgia Texas Nevada Other
Retail $1,148,881 $150,932 $285,802 $276,354 $42,736 $7,861 $104,766 $58,233 $89,153 $46,165 $86,879
Retail - other than gas stations 891,347 126,590 189,735 237,813 19,675 6,968 59,136 43,822 86,982 35,562 85,064
Gas Station/Convenience Store 257,534 24,342 96,067 38,541 23,061 893 45,630 14,411 2,171 10,603 1,815
Multi-family 451,903 42,345 159,250 99,386 8,174 10,238 58,367 11,123 45,898 12,338 4,784
Office 1,110,607 189,974 302,511 263,642 9,215 12,393 98,629 55,685 72,518 47,813 58,227
Office - non-medical 945,452 171,051 250,814 247,794 9,215 7,892 82,147 43,288 52,649 25,977 54,625
Office - Medical 165,155 18,923 51,697 15,848 0 4,501 16,482 12,397 19,869 21,836 3,602
Warehouse 738,149 139,037 168,050 184,788 3,121 111 71,571 45,748 31,956 73,398 20,369
Warehouse with Office 495,279 98,838 134,710 99,854 3,121 111 52,616 39,613 16,758 37,462 12,196
Warehouse 145,593 22,973 23,022 75,584 0 0 5,041 2,334 11,117 1,664 3,858
Mini-Warehouse 97,277 17,226 10,318 9,350 0 0 13,914 3,801 4,081 34,272 4,315
Healthcare - Living Facility 271,734 15,899 19,885 2,415 6,013 5,994 77,922 19,172 4,876 147 119,411
Skilled Nursing Facility 134,009 0 18,654 0 6,013 5,994 36,292 19,172 0 0 47,884
Assisted Living Facility 98,682 299 1,231 2,415 0 0 24,487 0 4,876 147 65,227
Congregate Care Facility 39,043 15,600 0 0 0 0 17,143 0 0 0 6,300
Healthcare 172,285 6,377 11,718 601 657 288 13,658 23,426 114,400 1,160 0
Lodging 314,062 57,167 74,890 56,549 0 0 36,014 27,885 8,880 12,564 40,113
Recreation 40,792 4,804 11,869 2,616 0 674 17,814 1,015 772 1,228 0
Industrial 137,288 22,646 27,958 11,351 0 0 18,494 6,688 17,909 10,985 21,257
Church or School 187,520 32,854 7,957 19,228 0 814 53,571 49,039 15,038 5,143 3,876
Farm 131,646 31,977 17,812 35,811 417 4,943 24,566 5,458 3,199 296 7,167
All Other Types 448,614 97,914 113,665 68,451 12,957 16,700 41,468 26,410 41,769 5,278 24,002
Nonaccrual 57,200 3,703 20,684 28,704 0 1,156 2,907 46 0 0 0
Total $5,210,681 $795,629 $1,222,051 $1,049,896 $83,290 $61,172 $619,747 $329,928 $446,368 $216,515 $386,085
Notes:
1) Includes outstanding exposures (balances plus commitments).
(Principal Balances and Amounts Available To Be Drawn)
Seasoned Commercial Real Estate Exposures by Geographic Location

Colonial BancGroup

CNB LISTED NYSE

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Diversified CRE/Construction Loan Portfolio
As of 9/30/08

($ in thousands)
Property Type Total Exposure Central FL West Coast  FL South FL Panhandle FL Northern FL Alabama Georgia Texas Nevada Other
Retail $1,694,400 $199,237 $301,273 $316,650 $44,032 $7,861 $182,376 $99,425 $229,517 $102,230 $211,799
Retail - other than gas stations 1,428,777 174,895 201,973 276,946 20,971 6,968 136,707 85,014 227,346 91,627 206,330
Gas Station/Convenience Store 265,623 24,342 99,300 39,704 23,061 893 45,669 14,411 2,171 10,603 5,469
Residential Development 1,222,960 245,810 132,369 32,626 53,579 27,123 115,168 193,153 358,418 50,849 13,865
Builder Lot Inventory 160,503 13,070 21,661 6,985 24,696 883 41,491 19,172 30,326 996 1,223
Consumer Lot Inventory 110,848 20,606 22,774 9,791 20,359 2,071 26,596 1,198 4,519 1,580 1,354
Commercial Development 497,729 108,543 67,696 62,198 7,762 2,020 7,902 1,592 61,094 148,555 30,367
Commercial Lot Inventory 178,338 9,772 30,513 27,321 5,748 148 4,999 52,175 21,032 780 25,850
Residential Homes (under construction) 766,297 117,914 105,270 70,349 17,400 5,050 130,784 149,739 67,604 89,705 12,482
Multi-family 776,059 42,345 186,031 104,343 8,174 10,237 88,987 64,895 173,899 28,238 68,910
Land Only 1,326,208 261,949 184,717 95,050 135,392 7,399 93,565 69,461 194,176 152,086 132,413
Commercial Land 941,891 175,762 148,163 69,026 90,398 6,775 74,426 49,408 105,901 101,068 120,964
Residential Land 384,317 86,187 36,554 26,024 44,994 624 19,139 20,053 88,275 51,018 11,449
Office 1,435,697 260,143 363,043 313,749 12,615 13,506 100,514 67,731 151,668 71,986 80,742
Office - non-medical 1,195,592 203,269 300,345 297,375 12,615 9,006 84,032 51,689 120,914 50,149 66,198
Office - Medical 240,105 56,874 62,698 16,374 0 4,500 16,482 16,042 30,754 21,837 14,544
Condominium Bldgs - Construction 302,273 122,891 79,807 26,761 4,987 797 7,186 29,021 16,321 82 14,420
Warehouse 887,314 154,498 191,161 223,648 3,121 111 83,504 54,721 32,321 104,850 39,379
Warehouse with Office 556,544 101,080 152,193 116,199 3,121 111 54,260 42,308 17,123 57,954 12,195
Warehouse 188,963 32,897 24,859 80,367 0 0 13,265 8,612 11,117 1,664 16,182
Mini-Warehouse 141,807 20,521 14,109 27,082 0 0 15,979 3,801 4,081 45,232 11,002
Healthcare - Living Facility 355,933 15,899 26,885 2,415 13,790 5,993 79,122 51,960 33,334 147 126,388
Skilled Nursing Facility 142,985 0 18,654 0 13,790 5,993 37,492 19,172 0 0 47,884
Assisted Living Facility 141,117 299 8,231 2,415 0 0 24,487 0 33,334 147 72,204
Congregate Care Facility 71,831 15,600 0 0 0 0 17,143 32,788 0 0 6,300
Healthcare 214,932 9,636 15,055 601 657 288 13,658 23,426 150,450 1,161 0
Lodging 600,923 122,344 74,890 70,949 0 700 48,389 131,548 66,679 12,564 72,860
Recreation 41,516 4,804 11,869 3,340 0 674 17,814 1,015 772 1,228 0
Industrial 180,609 22,694 36,382 11,351 0 0 19,085 6,688 48,936 10,985 24,488
Church or School 222,521 41,014 12,597 36,014 0 1,558 55,199 50,037 17,082 5,143 3,877
Farm 135,676 31,976 17,812 35,811 417 4,943 24,566 5,594 7,093 296 7,168
All Other Types 527,707 113,100 116,346 70,206 12,956 22,525 46,530 27,057 74,032 5,278 39,677
Nonaccrual 493,755 136,601 141,433 45,254 24,627 2,090 34,137 32,705 432 52,831 23,645
Total $12,132,198 $2,054,846 $2,139,584 $1,565,412 $390,312 $115,977 $1,221,572 $1,132,313 $1,739,705 $841,570 $930,907
Notes:
1) Includes outstanding exposures (balances plus commitments).
(Principal Balances and Amounts Available To Be Drawn)
Construction and Commercial Real Estate Exposures by Geographic Location